                                                                    EXHIBIT 10.3


                     ADVANCED DEPOSITION TECHNOLOGIES, INC.
                        Myles Standish Industrial Park
                         Taunton, Massachusetts 02780



                                            Dated as of:  June 18, 1998



National Bank of Canada
One Federal Street, 27th Floor
Boston, Massachusetts  02110

     Re:  Modification No. 2 to Revolving Credit and Term Loan Agreement
          --------------------------------------------------------------

Ladies and Gentlemen:

     We refer to the Revolving Credit and Term Loan Agreement, dated as of July 8, 1996 (as from time to time amended and in effect, the "Agreement"), between Advanced Deposition Technologies, Inc. (the "Borrower") and National Bank of Canada (the "Lender"). Terms used in this letter of agreement which are not defined herein, but which are defined in the Agreement, shall have the same respective meanings herein as therein.

     We have requested you (i) to re-advance the Term Loan in the new principal amount of $2,750,000 ("Term Loan A") and (ii) to convert the $1,000,000 Bridge Loan into an additional term loan ("Term Loan B"), each upon the terms and conditions hereinafter set forth, (iii) to extend the Maturity Date of the Revolving Loan and the Term Loans to July 8, 2001, and (iv) to make the amendments to the Agreement necessitated thereby. You have advised us that you are prepared and would be pleased to provide such loans and to make the amendments so requested by us on the condition that we join with you in this letter of agreement.

     Accordingly, in consideration of these premises, the promises, mutual covenants and agreements contained in this letter of agreement, and fully intending to be legally bound by this letter of agreement, we hereby agree with you as follows:


                                   ARTICLE I
                                   ---------

                            AMENDMENTS TO AGREEMENT
                            -----------------------

     Effective as of June 18, 1998 (in this letter of agreement, the "Modification Date"), the Agreement is amended as follows:

     (a) The terms "Agreement" and "Loan Agreement" shall, wherever used in the Agreement or any of the other Loan Documents, be deemed to also mean and include any amendments, restatements and modifications thereof.

     (b) The term "Loan Documents" shall, wherever used in the Agreement or any of the other Loan Documents, be deemed to also mean and include Modification No. 2 and the Notes and any other documents executed and delivered in connection therewith.

     (c) The definition of "Maturity Date" contained in Section 1.1 of the Agreement is amended to read in its entirety as follows:

            "Maturity Date" means July 8, 2001.

     (d) The definition of "Notes" contained in Section 1.1 of the Agreement is amended to read in its entirety as follows:

            "Notes" means, collectively, the Revolving Credit Note and the Term Notes.

     (e)    The definition of "Revolving Credit Maximum Amount" contained in
Section 1.1 of the Agreement is amended to read in its entirety as follows:

            "Revolving Credit Maximum Amount" means $2,000,000.

     (f) The definition of "Term Note" contained in Section 1.1 of the Agreement is changed to "Term Notes" and is amended to read in its entirety as follows:

            "Term Notes" shall mean Term Note A and Term Note B, collectively.

     (g) The term "Obligations" shall, wherever used in the Agreement or any of the other Loan Documents, be deemed to also mean and include all obligations of the Borrower to the Lender under or in respect of Modification No. 2 and the Term Notes.

     (h) The definitions of "Bridge Loan", "Bridge Loan Maturity Date", "Bridge Note" and "Term Loan" contained in Section 1.1 of the Agreement are hereby deleted in their entirety.

     (i)    The following seven new definitions are added at the end of Section
1.1 of the Agreement:

            "Modification No. 2" means that certain letter agreement dated as of June 18, 1998 between the Borrower and Lender, upon the terms of which the Agreement was further modified and amended.

            "Second Modification Date" means June 18, 1998.

     "Term Loan A" shall have the meaning set forth in Section 2.2.1.

     "Term Loan B" shall have the meaning set forth in Section 2.2.1(A).

     "Term Loans" shall mean Term Loan A and Term Loan B, collectively.

     "Term Note A" shall have the meaning set forth in Section 2.2.1.

     "Term Note B" shall have the meaning set forth in Section 2.2.1(A).

(j) Section 2.2 of the Agreement is amended in its entirety to read as follows:

     "2.2  Term Loan A.
           -----------

     2.2.1 Upon the terms and subject to the conditions of this Agreement, and in reliance upon the representations, warranties and covenants of the Borrower made herein, the Lender agrees to lend to the Borrower the sum of $2,750,000 on the Second Modification Date ("Term Loan A") to be evidenced by a Term Note ("Term Note A") substantially in the form of Exhibit A-2 attached hereto.
                                             -----------

     2.2.2 The principal of Term Loan A shall be payable in thirty (30) installments, with each of the first twenty-nine (29) such payments to be in the amount of $45,833.33 and to be payable on the first day of each month (or the first Business Day thereafter, if such day is not a Business Day) commencing on January 1, 1999, and with the last of such thirty payments to be in the amount of $1,420,833.50 and to be payable, along with any additional unpaid principal of Term Loan A and all unpaid interest thereon, on the Maturity Date.

     2.2.3 The Borrower may prepay Term Loan A and Term Note A in whole or in part, without premium or penalty, except as otherwise provided in Section 2.3.5, at any time and from time to time upon five (5) days' prior written notice to the Lender. The principal amount of Term Loan A so prepaid shall be at least $100,000 (unless the principal amount of Term Loan A shall be less than $100,000, in which event the prepayment may be equal to such unpaid principal amount) or a multiple of $100,000, in excess of $100,000, provided that the
                                                          --------
Borrower shall also pay accrued interest on the principal so prepaid to the date of such prepayment and all fees and charges payable on or before the date of such prepayment. Prepayments shall be applied against unpaid installments of principal of Term Loan A in inverse order of maturity of such installments. The Borrower shall not be permitted to reborrow any part of the principal of Term Loan A so prepaid at any time or under any circumstances."

     (k) Section 2.2(A) of the Agreement is amended in its entirety to read as follows:

           "2.2(A)  Term Loan B.
              -----------

          2.2.1(A) Upon the terms and subject to the conditions of this Agreement, and in reliance upon the representations, warranties and covenants of the Borrower made herein, the Lender agrees to lend to the Borrower the sum of $1,000,000 on the Second Modification Date ("Term Loan B") to be evidenced by a Term Note ("Term Note B") substantially in the form of Exhibit A-3 attached hereto.
                                                  -----------

          2.2.2(A) The principal of the Term Loan shall be payable in thirty
     (30) installments, with each of the first twenty-nine (29) such payments to be in the amount of $16,666.67 and to be payable on the first day of each month (or the first Business Day thereafter, if such day is not a Business
     Day) commencing on January 1, 1999, and with the last of such thirty payments to be in the amount of $516,666.60 and to be payable, along with any additional unpaid principal of Term Loan B and all unpaid interest thereon, on the Maturity Date.

          2.2.3(A) The Borrower may prepay the Term Loan B and Term Note B in whole or in part, without premium or penalty, except as otherwise provided in Section 2.3.5, at any time and from time to time upon five (5) days' prior written notice to the Lender. The principal amount of the Term Loan B so prepaid shall be at least $100,000 (or a multiple of $100,000 in excess of $100,000), unless the principal amount of the Term Loan B shall be less than $100,000, in which event the prepayment may be equal to such unpaid principal amount, provided that the Borrower shall also pay accrued
                       --------
     interest on the principal so prepaid to the date of such prepayment and all fees and charges payable on or before the date of such prepayment. In addition, in the event that (i) Alexander Boxall S.A. ("Alexander") incurs indebtedness for borrowed money from a lender other than the Lender (whether institutional or otherwise, but excluding its existing factoring arrangements and lease obligations), or (ii) in the event there is any redemption of Alexander's outstanding warrants or stock options, then the proceeds of such refinancing or redemption shall, immediately upon the receipt thereof, be used to prepay the Term Loan B and the Term Note B.
     The Borrower shall not be permitted to reborrow any part of the principal of the Term Loan B so prepaid at any time or under any circumstances."

     (l) The first three lines of Section 2.3.1 of the Agreement are amended to read in their entirety as follows:

            "2.3.1 Revolving Loans shall bear interest at a rate per annum equal to 1% above the Base Rate in effect from time to time; and each of the Term Loans shall bear interest at a rate per annum equal to 1.25% above the Base Rate in effect from time to time;"

     (m) The second full sentence of Section 2.3.1 of the Agreement is amended in its entirety to read as follows:

            "Interest on Loans (not at the time overdue) shall be payable monthly in arrears on the first Business Day of each month commencing with July 1, 1998."

     (n) Section 2.3.5 of the Agreement is amended in its entirety to read as follows:

     "2.3.5 In the event that all of the Loans are prepaid in whole or in part prior to the Maturity Date pursuant to Sections 2.1.2 or 2.2.3, respectively, the Borrower shall pay to the Lender a prepayment fee equal to that percentage of the amount of the outstanding Loans so prepaid which is set forth below:

                     Date of Prepayment             Percentage of Total
                     ------------------             -------------------
                                                        Loans Prepaid
                                                        -------------
               On or before the date which is one              3%
               year from the Second Modification
               Date

               After the date which is one year                2%
               from the Second Modification Date,
               but on or before the date which is
               two years from the Second
               Modification Date

               After the date which is two years               1%"
               from the Second Modification Date,
               but before the Maturity Date


     (o) The first sentence of Section 5.1(ii) of the Agreement is amended in its entirety to read as follows:

               "The Borrower will use the proceeds of the Revolving Loans and the Term Loans solely for its working capital needs and repayment of existing Indebtedness."

     (p) The first four lines of Section 5.12 of the Agreement are amended to read in their entirety as follows:

                   "(ii) as soon as available to the Borrower, but in any event within 30 days after the end of each fiscal quarter of each fiscal year of the Borrower, the balance sheet of the Borrower as at the end of, and related statements of income and retained earnings for, the portion of the fiscal year then ended and for such quarter".

     (q) Section 3.16 of the Agreement is amended in its entirety to read as follows:

               "As of the date hereof, the Borrower has no Subsidiaries other than Alexander Boxall S.A."

     (r) Section 5.14 of the Agreement is amended in its entirety to read as follows:

     "5.14  Minimum Tangible Net Worth.  The Borrower will not permit its
            --------------------------
     Tangible Net Worth at any fiscal quarter-end specified below to be less than the amount identified below as applicable to such fiscal quarter:


                                           Minimum
              Fiscal Quarter-End           Tangible Net Worth
              ------------------           ------------------

               For any fiscal quarter
               ending on or after
               June 30, 1998
               through and including
               December 31, 1998           $5,150,000

               For the fiscal quarter
               ending March 31, 1999       $5,400,000

               For the fiscal quarter
               ending June 30, 1999        $5,650,000

               For the fiscal quarter
               ending September 30, 1999   $5,900,000

               For any fiscal quarter
               ending on or after
               December 31, 1999
               through the Maturity Date   $6,000,000."



     (s) Section 5.15 of the Agreement is amended in its entirety to read as follows:

          "5.15  Senior Indebtedness to Tangible Net Worth.  The Borrower
                 -----------------------------------------
     will not permit the ratio of (i) Senior Indebtedness to (ii) Tangible Net Worth at any fiscal quarter-end specified below to be more than the ratio identified below as applicable to such fiscal quarter:

                 Fiscal Quarter-End           Ratio
                 ------------------           -----

                 For any fiscal quarter
                 ending on or after
                 June 30, 1998
                 through the Maturity Date    2.5 to 1.0."

     (t) Section 5.16 of the Agreement is amended in its entirety to read as follows:

          "5.16  Operating Cash Flow to Total Debt Service.  The Borrower
                 -----------------------------------------
     will not permit the ratio of (i) Operating Cash Flow to (ii) Total Debt Service, as at each fiscal quarter-end of the Borrower for the four consecutive fiscal quarters then ending, commencing with the four consecutive fiscal quarters ending December 31, 1998, to be less than 1.1 to 1.0."

     (u) Section 5.17 of the Agreement is amended in its entirety to read as follows:

          "5.17  Working Capital.  The Borrower shall not permit its
                 ---------------
     Working Capital to be less than $500,000 at any time."

     (v) Section 5.20 of the Agreement is amended in its entirety to read as follows:

          "5.20  Capital Expenditures.  Except with the prior written
                 --------------------
     consent of the Lender (which consent will not be unreasonably withheld), the Borrower will not make any Capital Expenditures in excess of $2,000,000 in any fiscal year."

     (w) Exhibits A-1 and A-2 to the Agreement are replaced in their entirety by the forms of Revolving Credit Note and Term Note A set forth in Annex A and Annex B, respectively, to this Modification No. 2.

      (x) The form of Term Note B set forth in Annex C to this Modification No. 2 is added as Exhibit A-3 to the Agreement.

                                   ARTICLE II
                                   ----------

                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

    The Borrower represents and warrants to you as follows:

    (a) Representations in Agreement:  Each of the representations and
        ----------------------------
warranties made by or on behalf of the Borrower to you in the Agreement or any other Loan Document, as amended through this letter of agreement, was true and correct when made and is true and correct on and as of the Modification Date with the same full force and effect as if each of such representations and warranties had been made by the Borrower on the date hereof and in this letter of agreement, except to the extent that such representations and warranties relate solely to a prior date.

    (b) No Events of Default:  No Default or Event of Default exists on the
        --------------------
Modification Date (after giving effect to all of the arrangements and transactions contemplated by this letter of agreement).

    (c) Binding Effect of Documents.  This letter of agreement has been duly
        ---------------------------
executed and delivered to you by the Borrower and is in full force and effect as of the date hereof, and the agreements and obligations of the Borrower contained herein and therein constitute legal, valid, and binding obligations of the Borrower enforceable against the Borrower in accordance with their respective terms.


                                  ARTICLE III
                                  -----------

                       PROVISIONS OF GENERAL APPLICATION
                       ---------------------------------

    (a) No Other Changes.  Except as otherwise expressly provided by this letter
        ----------------
of agreement, all of the terms, conditions and provisions of the Agreement and each of the other Loan Documents remain unaltered. The Agreement and this letter of agreement shall be read and construed as one agreement. Except to the extent specifically amended hereby, the provisions of the Agreement shall remain unmodified, and the Agreement, as amended hereby, is hereby confirmed as being in full force and effect, and the Borrower hereby ratifies and confirms all of its agreements and obligations contained therein or in the other Loan Documents.

    (b) Governing Law.  This letter of agreement is intended to take effect as a
        -------------
sealed instrument and shall be deemed to be a contract under the laws of the Commonwealth of Massachusetts. This letter of agreement and the rights and obligations of each of the parties hereto shall be governed by and interpreted and determined in accordance with the laws of the Commonwealth of Massachusetts.

    (c) Binding Effect; Assignment.  This letter of agreement shall be binding
        --------------  ----------
upon and inure to the benefit of each of the parties hereto and their respective successors in title and assigns.

    (d) Counterparts.  This letter of agreement may be executed in any number of
        ------------
counterparts, but all such counterparts shall together constitute but one and the same agreement. In making proof of this letter of agreement, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.

    (e) Conflict with Other Agreements.  If any of the terms of this letter of
        ------------------------------
agreement shall conflict in any respect with any of the terms of the Agreement or any other Loan Document, the terms of this letter of agreement shall be controlling.

    (f) Conditions Precedent (or Subsequent).  This letter of agreement shall
        ------------------------------------
become effective as of the Modification Date, but only if:

         (i) The Borrower has delivered or caused to be delivered to the Lender the following instruments and documents, each of which shall be in form and substance satisfactory to the Lender:

              (A) An original Revolving Credit Note in the form of Annex A hereto duly signed on behalf of the Borrower;

              (B) An original Term Note A in the form of Annex B hereto duly signed on behalf of the Borrower;

              (C) An original Term Note B in the form of Annex C hereto duly signed on behalf of the Borrower;

              (D) An updated written appraisal of the Borrower's machinery and equipment prepared by an appraiser satisfactory to the Lender;

              (E) Board of directors resolutions, good-standing and legal existence certificates, an incumbency certificate, and confirmation that its charter documents and by-laws have not been modified since July 8, 1996; and

              (F) A favorable legal opinion from the Borrower's U.S. counsel in or substantially in the form of the opinion delivered in connection with the December 29, 1997 Modification No. 1.

              Promptly following its receipt of the Notes described in items
         (A), (B) and (C) above, the Lender will return to the Borrower the original $3,000,000 Revolving Credit Note, $2,600,000 Term Note and $1,000,000 Bridge Note for cancellation.

         (ii) The Borrower shall have delivered to the Lender a non-refundable closing fee in the amount of $37,500.

         (iii) No material adverse change shall have occurred in the financial condition of the Borrower or Alexander in the judgment of the Lender.

         (iv) No material litigation shall be pending or threatened that in the Lender's judgment would have a material adverse effect upon the creditworthiness or business of the Borrower.

    If you are in agreement with the foregoing, please sign the form of acceptance on the enclosed counterpart of this letter of agreement and return such counterpart to the undersigned, whereupon this letter of agreement, as so accepted by you, shall become a binding agreement between you and the undersigned.

                             Very truly yours,

                             The Borrower:
                             ------------

                             ADVANCED DEPOSITION TECHNOLOGIES, INC.

                             By: /s/ Glenn J. Walters
                                 ---------------------------------------------
                                 Title: Chief Executive Officer, President and Treasurer

    The foregoing agreement is hereby accepted by the undersigned as of June 18, 1998.


                                  The Lender:
                                  ----------

                                  NATIONAL BANK OF CANADA


                                  By: /s/ Edward Paslawski
                                      ----------------------------------
                                      Title: Vice President Manager